UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      August 1, 2007
ROCKY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-21026	31-1364046

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio	45764

(Address of principal executive offýces)	(Zip Code)
Registrant’s telephone number, including area code      (740) 753-1951
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.
     (a) On August 1, 2007, the Audit Committee of the Board of Directors of Rocky Brands, Inc. (the “Company”), dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm. Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006, and December 31, 2005, did not contain any adverse opinion or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the 2006 report included an explanatory paragraph relating to the Company’s adoption of Financial Accounting Standard No. 123R, Share-Based Payment, and Financial Accounting Standard No. 158, Employers’ Accounting for Defined Benefits Pension and Other Postretirement Plans.
     During the Company’s fiscal years ended December 31, 2006, and December 31, 2005, and through August 1, 2007, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference thereto in its report on the Company’s consolidated financial statements for such years.
     In addition, no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K) occurred during the Company’s fiscal years ended December 31, 2006, and December 31, 2005, or through August 1, 2007.
     The Company requested and Deloitte has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. A copy of Deloitte’s letter is filed as an exhibit to this Current Report on Form 8-K.
     (b) On August 1, 2007, the Audit Committee approved the engagement of Schneider Downs & Co., Inc. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. The decision to appoint Schneider Downs & Co., Inc. as the Company’s independent registered public accounting firm was made by the Audit Committee and was the result of a competitive review process involving several accounting firms.
     During the Company’s fiscal years ended December 31, 2006, and December 31, 2005, and through August 1, 2007, neither the Company nor anyone on its behalf consulted with Schneider Downs & Co., Inc. regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.

Date: August 6, 2007	By:	/s/ James E. McDonald

James E. McDonald, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission.

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